UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):   June 5, 2008

ASCENDIA BRANDS, INC.
(Exact Name of Registrant as Specified in its Charter)

033-25900
(Commission File Number)

 Delaware
75-2228820

 (State or other Jurisdiction of Incorporation)
(I.R.S. Employer Identification No.)

 100 American Metro Boulevard, Suite 108, Hamilton, New Jersey 08619
(Address of Principal Executive Offices)

609-219-0930
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 5, 2008, Daniel Platt resigned as a director of the Registrant. Mr. Platt was a non-independent director and did not serve on any committees of the Registrant’s Board of
Directors. To the best of Registrant’s knowledge, there is no disagreement between Mr. Platt and the Registrant on any matter relating to the Registrant’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  June 12, 2008

                       ASCENDIA BRANDS, INC.

                       By: /s/ Steven R. Scheyer
                              Steven R. Scheyer
                              Chief Executive Officer